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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): November 4, 1997
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                          LEUCADIA NATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


         1-5721                                         13-2615557
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(Commission File Number)                    (I.R.S. Employer Identification No.)


315 PARK AVENUE SOUTH, NEW YORK, N.Y.                               10010
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (212) 460-1900
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              (Registrant's Telephone Number, Including Area Code)


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               (Former Name or Former Address, if Changed Since Last Report)

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
Item 2.     Acquisition or Disposition of Assets
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            On November 4, 1997, Leucadia National Corporation ("Leucadia")

consummated the previously announced sale of all of the outstanding capital stock of its subsidiaries Colonial Penn Insurance Company and CP General Agency,

Inc. to General Electric Capital Corporation ("General Electric"). The sale was made pursuant to a Purchase Agreement dated as of June 30, 1997 (the "Purchase

Agreement"). The sale price, which was determined on the basis of arms-length negotiations between Leucadia and General Electric, was $950 million, plus additional consideration and a closing date dividend aggregating $68 million,

for a total of $1.02 billion in cash.

            Prior to the sale, there were no material relationships between

General Electric and Leucadia or its affiliates, directors or officers or any associate of any director or officer of Leucadia.

            The foregoing description is qualified in its entirety by the

Purchase Agreement, which is incorporated by reference as an Exhibit to this

Report.






NYFS04...:\30\76830\0227\1197\FRMN057J.310

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits
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            (c)   Exhibits

2 Purchase Agreement among General Electric Capital Corporation, Leucadia National Corporation, Charter National Life Insurance Company, Colonial Penn Group, Inc. and Colonial Penn Holdings Inc. dated as of June 30, 1997 (filed as Annex A to the Preliminary Proxy Statement for the Company's 1997 Annual Meeting of Shareholders).* The exhibits and schedules to this agreement have been omitted and will be furnished to the Securities and Exchange Commission upon request.




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      *     Incorporated by reference.



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
                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LEUCADIA NATIONAL CORPORATION

                                    By: /s/ Joseph A. Orlando
                                       ------------------------------
                                       Joseph A. Orlando
                                       Vice President and
                                       Chief Financial Officer

Date: November 7, 1997






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
                                  EXHIBIT INDEX


Item No.
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2     Purchase Agreement among General Electric Capital Corporation, Leucadia
      National Corporation, Charter National Life Insurance Company, Colonial Penn Group, Inc. and Colonial Penn Holdings Inc. dated as of June 30, 1997 (filed as Annex A to the Preliminary Proxy Statement for the Company's 1997 Annual Meeting of Shareholders)*. The exhibits and schedules to this agreement have been omitted and will be furnished to the Securities and Exchange Commission upon request.




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      *     Incorporated by reference.



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